Accounts payable and accrued expenses - Summary of Accounts Payable and Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Accounts Payable And Accrued Expenses [Abstract]
Trade payables	$ 14,829	$ 14,064
Social charges	7,428	5,537
Profit-sharing	13,147	9,484
Provision for vacation and benefits	5,935	5,506
Others	21	56
Total	41,360	34,647
Current	39,728	34,136
Non-current	$ 1,632	$ 511